                                                  Registration number 333-_____
===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               ------------------

                                K N ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                  KANSAS                                 48-0290000
      (State or other jurisdiction of     (I.R.S. Employer Identification  No.)
      incorporation or organization)
                                                  1994 K N ENERGY, INC.
                                                LONG-TERM INCENTIVE PLAN
           370 VAN GORDON STREET                (Full title of the plan)
              P.O. BOX 281304
       LAKEWOOD, COLORADO 80228-8304
              (303) 989-1740

     (Address, including zip code and
        telephone number, including
        area code, of registrant's
       principal executive offices)


                                MARTHA B. WYRSCH
                         VICE PRESIDENT, GENERAL COUNSEL
                                   & SECRETARY
                     370 VAN GORDON STREET, P.O. BOX 281304
                          LAKEWOOD, COLORADO 80228-8304
                                 (303) 989-1740
                       (Name, address, including zip code
                         and telephone number, including
                        area code, of agent for service)



                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
                                                             Proposed maximum      Proposed maximum
          Title of each class of          Amount to be        offering price      aggregate offering          Amount of
        securities to be registered       registered (1)       per unit (1)            price (1)           registration fee
---------------------------------------------------------------------------------------------------------------------------
     Common Stock, par value $5.00
     per share..................          1,600,000 shares      $ 48.6875            $ 77,900,000            $ 22,980.50
===========================================================================================================================

         (1) Pursuant to Rule 457(c) and (h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock reported on the New York Stock Exchange Composite Tape for August 5, 1998.

                               ------------------

         THIS REGISTRATION STATEMENT IS BEING FILED, IN ACCORDANCE WITH GENERAL INSTRUCTION E TO FORM S-8, SOLELY TO REGISTER ADDITIONAL SHARES OF COMMON STOCK FOR SALE UNDER THE 1994 K N ENERGY, INC. LONG-TERM INCENTIVE PLAN. THE CONTENTS OF THE REGISTRANT'S FORM S-8 REGISTRANT STATEMENT (NO. 33-54403) RELATING TO THE SAME EMPLOYEE BENEFIT PLAN ARE INCORPORATED BY REFERENCE IN THIS REGISTRATION STATEMENT.


===============================================================================

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

Exhibit No.                        Description
-----------                        -----------

    4.1 Restated Articles of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994.

    4.2 By-laws of the Registrant, as amended to August 20, 1996. Incorporated herein by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.

    4.3 Rights Agreement dated as of August 21, 1995 between the Registrant and The Bank of New York, as Rights Agent. Incorporated herein by reference to Exhibit 1 to the Company's Form 8-A Registration Statement dated August 21, 1995.

    5 Opinion of Martha B. Wyrsch regarding the legality of the securities.

    23.1     Consent of Martha B. Wyrsch (included in Exhibit 5.1 hereof).

    23.2     Consent of Arthur Andersen LLP.

    24       Powers of Attorney.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lakewood, State of Colorado on the 6th day of August, 1998.

                                K N ENERGY, INC.


                                By: /s/ LARRY D. HALL*
                                    ----------------------------
                                    Larry D. Hall
                                    Chairman of the Board, President and Chief
                                    Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 6th day of August, 1998.

                    Signature                                                                Title
                    ---------                                                                -----

(i)   Principal executive officer:

/s/ LARRY D. HALL*                                                           Chairman of the Board, President
------------------------------------------------------------                 and Chief Executive Officer
    (Larry D. Hall)


(ii) Principal financial and accounting officer:
                                                                             Vice President and Chief Financial
/s/ CLYDE E. McKENZIE*                                                       Officer
------------------------------------------------------------
    (Clyde E. McKenzie)


(iii) Directors:

/s/ EDWARD H. AUSTIN, JR.*
------------------------------------------------------------
    (Edward H. Austin, Jr.)


/s/ CHARLES W. BATTEY*
------------------------------------------------------------
    (Charles W. Battey)


/s/ STEWART A. BLISS*
------------------------------------------------------------
    (Stewart A. Bliss)


/s/ DAVID W. BURKHOLDER*
------------------------------------------------------------
     (David W. Burkholder)

                    Signature                                                                Title
                    ---------                                                                -----

/s/ DAVID M. CARMICHAEL*
------------------------------------------------------------
    (David M. Carmichael)


/s/ ROBERT H. CHITWOOD*
------------------------------------------------------------
    (Robert H. Chitwood)


/s/ HOWARD P. COGHLAN*
------------------------------------------------------------
    (Howard P. Coghlan)


/s/ JORDAN L. HAINES*
------------------------------------------------------------
    (Jordan L. Haines)


/s/ LARRY D. HALL*
------------------------------------------------------------
    (Larry D. Hall)


/s/ WILLIAM J. HYBL*
------------------------------------------------------------
    (William J. Hybl)


/s/ RICHARD D. KINDER*
------------------------------------------------------------
    (Richard D. Kinder)


/s/ EDWARD RANDALL, III*
------------------------------------------------------------
    (Edward Randall, III)


/s/ JOHN F. RIORDAN*
------------------------------------------------------------
    (John F. Riordan)


/s/ JAMES C. TAYLOR*
------------------------------------------------------------
    (James C. Taylor)


/s/ H. S. TRUE, III*
------------------------------------------------------------
    (H. S. True, III)


*By:/s/ Martha B. Wyrsch
    --------------------------------------------------------
        (Martha B. Wyrsch, Attorney-in-Fact)

                                  EXHIBIT INDEX

Exhibit No.                        Description                                          Page No.
-----------                        -----------                                          --------
    4.1           Restated Articles of Incorporation of the Registrant.                    --
                  Incorporated herein by reference to Exhibit 3(a) to the
                  Registrant's Annual Report on Form 10-K for the year
                  ended December 31, 1994.

    4.2           By-laws of the Registrant, as amended to August 20, 1996.                --
                  Incorporated herein by reference to Exhibit 3(b) to the
                  Registrant's Annual Report on Form 10-K for the year
                  ended December 31, 1996.

    4.3           Rights Agreement dated as of August 21, 1995 between the                 --
                  Registrant and The Bank of New York, as Rights Agent.
                  Incorporated herein by reference to Exhibit 1 to the
                  Company's Form 8-A Registration Statement dated August 21,
                  1995.

    5             Opinion of Martha B. Wyrsch regarding the legality of the              II-6
                  securities.

   23.1           Consent of Martha B. Wyrsch (included in Exhibit 5.1 hereof).            --

   23.2           Consent of Arthur Andersen LLP.                                        II-7

   24             Powers of Attorney                                                     II-8




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